February 27, 2026

Ticker
Janus Henderson Asset-Backed Securities ETF	JABS
Principal U.S. Listing Exchange: NYSE Arca, Inc.

Janus Detroit Street Trust

Prospectus

The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes Janus Henderson Asset-Backed Securities ETF (the “Fund”), a portfolio of Janus Detroit Street Trust (the “Trust”). Janus Henderson Investors US LLC (the “Adviser”) serves as investment adviser to the Fund.

Shares of the Fund are not individually redeemable and the owners of Fund shares may purchase or redeem shares from the Fund in Creation Units only, in accordance with the terms set forth in this Prospectus. The purchase and sale price of individual Fund shares trading on an exchange may be below, at or above the most recently calculated net asset value for Fund shares (sometimes referred to as the “NAV”).

Table of Contents

Fund Summary
Janus Henderson Asset-Backed Securities ETF	2
Additional Information about the Fund
Additional investment strategies and general portfolio policies	9
Risks of the Fund	14
Management of the Fund
Investment adviser	23
Management expenses	23
Portfolio management	24
Other Information	26
Dividends, Distributions and Taxes	27
Shareholder’s Guide
Pricing of fund shares	29
Distribution and servicing fees	30
Payments to financial intermediaries by the Adviser or its affiliates	30
Purchasing and selling shares	31
Excessive trading	33
Shareholder communications	34
Financial Highlights	35

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Fund Summary

Janus Henderson Asset-Backed Securities ETF

Ticker: JABS

INVESTMENT OBJECTIVE

Janus Henderson Asset-Backed Securities ETF seeks current income with a focus on preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may pay brokerage commissions and other fees to financial intermediaries on their purchases and sales of Fund shares, which are not reflected in the table or in the example below.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.33%
Other Expenses(1)	0.00%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Fund Operating Expenses	0.34%
Fee Waiver and/or Expense Reimbursement(3)	0.01%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	0.33%

(1)	Other Expenses are based on the estimated expenses that the Fund expects to incur during the current fiscal year.
(2)

Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in other investment companies. To the extent that the Fund invests in Acquired Funds, the Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “Ratio of gross expenses to average net assets” presented in the “Financial Highlights” table because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

(3)

The Adviser has contractually agreed to waive and/or reimburse a portion of the Fund’s management fee in an amount equal to the management fee it earns as an investment adviser to any affiliated exchange-traded funds (“ETFs”) with respect to the Fund’s investment in such affiliated ETF, less certain operating expenses. The fee waiver agreement will remain in effect at least until February 28, 2028. The fee waiver agreement may be modified or terminated prior to this date only at the discretion of the Board of Trustees.

EXAMPLE:

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and the Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$34	$108

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the period of commencement of operations on July 22, 2025 through October 31, 2025, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in asset-backed securities (“ABS”). Asset-backed securities are debt securities that entitle their holders to payments that depend primarily on the assets underlying the securities. The Fund may invest in ABS of any kind, including, without limitation, private and multi-class structures, pass-through certificates, and other instruments secured by financial, physical, and/or intangible assets. ABS in which the Fund may invest also include investments in the form of collateralized loan obligations (“CLOs”), collateralized mortgage obligations (“CMOs”), and agency and non-agency mortgage-backed securities (“MBS”).

Under normal market conditions, the Fund primarily invests a substantial portion of its assets in ABS rated A- (or equivalent by a nationally recognized statistical rating organization (“NRSRO”) or higher at the time of purchase, or if unrated, determined to be of comparable credit quality by the Adviser. The Fund may not invest in securities rated below investment grade (that is, securities rated lower than Baa3/BBB- or equivalent by an NRSRO, or if unrated, determined to be of comparable credit quality by the Adviser) at the time of purchase by the Fund. After purchase, a security may have its rating reduced below the minimum rating required by the Fund for purchase. In such cases, the Fund will consider whether to continue to hold the security. An NRSRO is a credit rating agency that is registered with the Securities and Exchange Commission (“SEC”) that issues credit ratings that the SEC permits other financial firms to use for certain regulatory purposes.

The Fund may invest in securities of any maturity or duration and the securities may have fixed, floating, or variable interest rates. The Fund invests only in U.S. dollar denominated securities.

The Fund may also invest in securities that have contractual restrictions that prohibit or limit their resale (these are known as “restricted securities”), which may include Rule 144A securities. In addition to its investments in ABS, the Fund may from time to time also invest in certain other fixed-income securities and/or hold cash and cash-equivalents.

The Fund may invest in derivatives only to hedge or offset portfolio risks associated with the Fund’s existing portfolio of securities. Derivatives will not be used for any other purposes. Derivatives are instruments that have a value derived from, or directly linked to, an underlying asset, such as fixed-income securities, interest rates, or market indices. In particular, the Fund’s use of derivatives will be limited to interest rate futures.

Portfolio management’s investment process is research-driven, incorporating “top-down” and “bottom-up” factors to identify and manage exposure to risks across sectors, industries, and individual investments. Portfolio management evaluates expected risk-adjusted returns on a portfolio and position level by analyzing fundamentals, valuations, and market technical indicators. This research encompasses both traditional fundamental analysis and data driven quantitative models and signals from such models. Under normal circumstances, the Fund will generally sell or dispose of its portfolio investments when, in the opinion of the Adviser, they have reached their profit or price target, or as the result of changing market conditions.

The Fund is “actively-managed” and, thus, does not seek to replicate the performance of a specified index. Accordingly, portfolio management has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective.

The Fund is classified as nondiversified, which allows it to hold larger positions in securities, compared to a fund that is classified as diversified.

PRINCIPAL INVESTMENT RISKS

The biggest risk is that the Fund’s returns and yields will vary, and you could lose money. The principal risks associated with investing in the Fund are set forth below.

Asset-Backed Securities Risk. Asset-backed securities may be adversely affected by changes in interest rates, underperformance of the underlying assets, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds, or other credit or liquidity enhancements. In addition, most asset-backed securities are subject to prepayment risk in a declining interest rate environment, and extension risk in an increasing rate environment.

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Commercial Mortgage-Backed Securities Risk. CMBS are not backed by the full faith and credit of the U.S. Government and are subject to risk of default on the underlying mortgages, particularly during periods of economic downturn. CMBS issued by non-government entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government issues. CMBS are subject to a greater degree of prepayment and extension risk than many other forms of fixed-income securities and therefore react differently to changes in interest rates than other bonds, and the prices of CMBS may reflect adverse economic and market conditions.

Mortgage-Backed Securities Risk. Mortgage-backed securities are classified generally as either commercial mortgage-backed securities or residential mortgage-backed securities, each of which is subject to certain specific risks. Mortgage-backed securities may be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage-backed securities are subject to both extension risk and prepayment risk. These risks may reduce the Fund’s returns. In addition, investments in mortgage-backed securities may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

Non-Agency Mortgage-Related Securities Risk. Non-agency mortgage-related securities may not be subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying non-agency mortgage-related securities may, and frequently do, have less favorable collateral, credit risk, or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose, and borrower characteristics. The risk of nonpayment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. “Subprime” loans are loans made to borrowers with lower credit ratings and/or a shorter credit history, who are more likely to default on their loan obligations as compared to more credit-worthy borrowers. Non-agency mortgage-related securities are not traded on an exchange. There may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Agency Mortgage-Backed Securities Risk. Certain Agency mortgage-backed securities issued or guaranteed by agencies of the U.S. Government are guaranteed as to the payment of principal and interest by the relevant entity but have not been backed by the full faith and credit of the U.S. Government. Instead, they have been supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security and, therefore, these types of securities should be considered to be riskier than U.S. Government securities.

CMO Risk. CMOs are a type of mortgage-backed security. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by the Adviser, it is possible that the Fund could lose all or substantially all of its investment.

CLO Risk. The risks of investing in CLOs include both the economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments. The degree of such risk will generally correspond to the specific tranche in which the Fund is invested. The Fund may invest in tranches of CLOs that are subordinate to other senior rated CLO tranches (such as AAA rated tranches). However, these ratings do not constitute a guarantee, may be downgraded in stressed market environments, and it is possible that even the most senior CLO tranches could experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of the subordinated/equity tranches, market anticipation of defaults, as well as negative market sentiment with respect to CLO securities as an asset class. The Fund’s portfolio management may not be able to accurately predict how specific CLOs or the

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portfolio of underlying loans for such CLOs will react to changes or stresses in the market, including changes in interest rates. The most common risks associated with investing in CLOs are liquidity risk, interest rate risk, credit risk, call risk, and the risk of default by the underlying assets, among others.

CLO Manager Risk. CLOs are managed by investment advisers independent of the Adviser. CLO managers are responsible for selecting, managing and replacing the underlying bank loans within a CLO. As such, each CLO is subject to poor selections by its CLO manager. Adverse security selection by a CLO manager may cause a CLO to experience difficulty in making its stipulated distribution payments to investors because of the poor performance of the underlying bank loans: (i) entering into bankruptcy proceedings; and/or (ii) are in default as to the repayment of their loan balances. Generally, CLO managers mitigate these risks by maintaining a pool of underlying bank loans in excess of the minimum necessary to finance a CLO’s stipulated distribution payments.

In addition, CLO managers may have limited operating histories, may be subject to conflicts of interests, including managing the assets of other clients or other investment vehicles, or receiving fees that incentivize maximizing the yield, and indirectly the risk, of a CLO. Adverse developments with respect to a CLO manager, such as personnel and resource constraints, regulatory issues or other developments that may impact the ability and/or performance of the CLO manager, may adversely impact the performance of the CLO securities in which the Fund invests.

Fixed-Income Securities Risk. The Fund invests in a variety of debt and other fixed-income securities that are generally subject to the following risks:

●

Interest rate risk, which is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. Changing interest rates have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility.

●

Credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.

●

Prepayment risk, which is the risk that, during periods of falling interest rates, certain debt obligations may be paid off quicker than originally anticipated, which may cause the Fund to reinvest its assets in securities with lower yields, resulting in a decline in the Fund’s income or return potential.

●

Valuation risk, which is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Valuation may also be affected by changes in the issuer’s financial strength, the market’s perception of such strength, or in the credit rating of the issuer or the security.

●

Extension risk, which is the risk that, during periods of rising interest rates, certain debt obligations may be paid off substantially slower than originally anticipated, and as a result, the value of those obligations may fall.

●	Liquidity risk, which is the risk that fixed-income securities may be difficult or impossible to sell at the time that portfolio management would like or at the price portfolio management believes the security is currently worth. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced).

Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s NAV may decrease. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

Derivatives Risk. Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the

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Fund. Derivatives entail the risk that the counterparty to the derivative transaction will default on its payment obligations. Derivatives used for hedging purposes may reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by portfolio management or if the cost of the derivative outweighs the benefit of the hedge.

Counterparty Risk. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.

Floating Rate Obligations Risk. The Fund may invest in floating rate obligations with interest rates that reset regularly, maintaining a fixed spread over a stated reference rate. The interest rates on floating rate obligations typically reset quarterly, although rates on some obligations may adjust at other intervals. Unexpected changes in the interest rates on floating rate obligations could result in lower income to the Fund. In addition, the secondary market on which floating rate obligations are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate obligations, that there may be restrictions on their transfer, or that the issuer may default. As a result, the Fund may be unable to sell floating rate obligations at the desired time or may be able to sell only at a price less than fair market value.

Rule 144A Securities and Other Exempt Securities Risk. Investments in securities issued under Regulation S and Rule 144A under the Securities Act of 1933 (the “Securities Act”) and other securities exempt from certain registration requirements, could have the effect of decreasing the Fund’s liquidity profile or preventing the Fund from disposing of them promptly at advantageous prices. Investments in securities exempt from certain registration requirements may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available.

Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. Accordingly, the Fund may underperform benchmark indices or other funds with similar investment objectives.

Nondiversification Risk. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended (the “1940 Act”). This gives the Fund’s portfolio management more flexibility to hold larger positions in securities than a fund that is classified as diversified. As a result, an increase or decrease in the value of a single security held by the Fund may have a greater impact on the Fund’s NAV and total return.

New/Smaller Sized Fund Risk. Because the Fund is relatively new, it has a limited operating history and a small asset base. The Fund’s performance may not represent how the Fund is expected to or may perform in the long term if and when it becomes larger. If a new or smaller fund were to fail to attract sufficient assets to achieve or maintain economies of scale, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the Fund and tax consequences for investors.

Large Shareholder Risk. To the extent a substantial percentage of the shares of the Fund are held by a small number of shareholders, including “fund of funds” or accounts over which the Adviser has investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem the Fund’s shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser. These transactions could adversely affect the ability of the Fund to conduct its investment process.

Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated cash management vehicle or time deposits. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.

ETF Risks. The Fund is an ETF, and, as a result of the Fund utilizing an ETF’s structure, it is exposed to the following risks:

●

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs may engage in creation or redemption transactions directly with the Fund and they have no obligation to submit creation or redemption orders. In addition,

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there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, the Fund’s shares may trade at a material discount to the net asset value (“NAV”) and possibly face delisting from the NYSE Arca, Inc. (the “Exchange”): (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

●

Costs of Buying or Selling Shares. Due to the costs of buying or selling Fund shares, frequent trading of the Fund’s shares may significantly reduce investment results and an investment in the Fund may not be advisable for investors who anticipate regularly making small investments.

●

Shares Trade at Prices Other Than NAV. As with all ETFs, the Fund’s shares are bought and sold on the Exchange at market prices. There may be times when the market price of the Fund’s shares is more than the NAV (premium) or less than the NAV (discount) due to supply and demand for the Fund’s shares. This risk is heightened during periods of steep market declines and/or periods when there is limited trading activity for the Fund’s shares on the Exchange.

●

Trading. There can be no assurance that the Fund’s shares will trade with any volume, or at all, on the Exchange. There can be no assurance that an active trading market for Fund shares will develop or be maintained. Furthermore, during a “flash crash,” the market prices of the Fund’s shares may decline suddenly and significantly resulting in the Fund’s shares trading at a substantial discount to NAV. Flash crashes may also cause APs and other market makers to limit or cease trading in the Fund’s shares.

In addition, trading is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Shareholders could suffer significant losses to the extent that they sell shares during a flash crash or when the Exchange’s circuit breaker rules are in effect.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The Fund does not have a full calendar year of operations. When provided, the information is designed to offer some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Performance information for certain periods is included in the Fund’s annual and/or semiannual report and is available at janushenderson.com/info or by calling 1-800-668-0434.

MANAGEMENT

Investment Adviser: Janus Henderson Investors US LLC

Portfolio Management: John Kerschner, CFA, is Co-Portfolio Manager of the Fund, which he has co-managed since inception in July 2025. Nick Childs, CFA, is Co-Portfolio Manager of the Fund, which he has co-managed since inception in July 2025.

PURCHASE AND SALE OF FUND SHARES

The Fund is an actively-managed exchange-traded fund (“ETF”). Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at NAV in large increments called “Creation Units” through APs. The Adviser may modify the Creation Unit size with prior notification to the Fund’s APs. See the ETF portion of the Janus Henderson website for the Fund’s current Creation Unit size. Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities with a cash balancing amount and/or all cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on the Exchange, and individual investors can purchase or sell shares in

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much smaller increments for cash in the secondary market through a broker-dealer. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

Investors purchasing or selling shares in the secondary market may also incur additional costs, including brokerage commissions, and an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Historical information regarding the Fund’s bid/ask spread can be accessed on the Janus Henderson’s website at janushenderson.com/performance and then selecting the Fund.

TAX INFORMATION

The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed at ordinary income tax rates upon withdrawal of your investment from such account). A sale of Fund shares may result in a capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or its affiliates may pay broker-dealers or intermediaries for the sale and/or maintenance of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information about the Fund

Additional investment strategies and general portfolio policies

The Fund’s Board of Trustees (the “Trustees”) may change the Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days or as soon as reasonably practicable before making any such change it considers material. In addition, the Fund will provide shareholders with at least 60 days’ notice prior to changing its 80% investment policy. If there is a material change to the Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

On each business day before commencement of trading in shares on the Exchange, the Fund will disclose on janushenderson.com/info the identities and quantities of each portfolio position held by the Fund that will form the basis for the Fund’s next calculation of the NAV per share. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”). Information about the premiums and discounts at which the Fund’s shares have traded is available at janushenderson.com/performance by selecting the Fund for additional details.

The following additional investment strategies and general policies apply to the Fund and provide further information including, but not limited to, the types of securities the Fund may invest in when implementing its investment objective. Some of these strategies and policies may be part of a principal strategy. Other strategies and policies may be utilized to a lesser extent as a complement to the Fund’s principal strategy. Except for the Fund’s policies with respect to investments in illiquid investments, borrowing and derivatives use, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit, other than illiquid investments, borrowing and derivatives use, as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. Also see the Fund’s SAI for supplemental information on other investments which the Fund may invest and other investment techniques in which the Fund may engage from time to time and related risk of those activities.

The Fund may borrow to the extent permitted by the 1940 Act. For temporary liquidity and cash management purposes, the Fund may invest in other ETFs that provide exposure to related securities.

Asset-Backed Securities

Asset-backed securities are collateralized by pools of obligations or assets. Almost any type of asset may be used to create an asset-backed security. The Fund will typically invest in asset-backed securities backed by pools of aircraft, auto, credit cards, equipment, litigation financing, marketplace lending, single family rental, and other equivalent forms of securities representing interests in pools backed by financial, physical, and/or intangible assets. Asset-backed securities may take the form of commercial paper, notes, or pass-through certificates and may be structured as floaters, inverse floaters, interest-only and principal-only obligations. Payments on asset-backed securities include both interest and a partial payment of principal. The value of the Fund’s investments in asset-backed securities may be adversely affected by changes in interest rates, factors concerning the interests in and structure of the issuer or originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds, or other credit or liquidity enhancements, and/or the market’s assessment of the quality of the underlying assets. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. The Fund could incur a loss if the underlying loans are not paid. In addition, most asset-backed securities are subject to prepayment risk in a declining interest rate environment. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of aggregate interest payments. The impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising interest rates tend to extend the duration of asset-backed securities, making them more volatile and sensitive to changing interest rates.

Cash Position

The Fund may not always stay fully invested. When portfolio management believes that market conditions are unfavorable for investing, or when portfolio management is otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase. When the Fund’s investments in cash or similar investments increase, it may not

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participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent the Fund invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. The Fund’s cash position may also increase temporarily due to unusually large cash inflows. Under extraordinary circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment policies. As a result, the Fund may not achieve its investment objective.

Collateralized Loan Obligations

A collateralized loan obligation (“CLO”) is a type of structured credit, which is a sector of the fixed income market that also includes asset-backed and mortgage-backed securities. Typically organized as a trust or other special purpose vehicle, a CLO issues debt and equity interests and uses the proceeds from this issuance to acquire a portfolio of bank loans made primarily to businesses that are rated below investment grade. The underlying loans in which a CLO may invest may be issued or offered as “covenant lite” loans, which have few or no financial maintenance covenants. The underlying loans are generally senior-secured/first-priority loans; however, the CLO may also include an allowance for second-lien and/or unsecured debt. Additionally, the underlying loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may individually be below investment grade or the equivalent if unrated. The portfolio of underlying loans is actively managed by the CLO manager for a fixed period of time (“reinvestment period”). During the reinvestment period, the CLO manager may buy and sell individual loans to create trading gains or mitigate loses. The CLO portfolio will generally be required to adhere to certain diversification rules established by the CLO issuer to mitigate against the risk of concentrated defaults within a given industry or sector. After a specified period of time, the majority owner of equity interests in the CLO may seek to call the CLO’s outstanding debt or refinance its position. If not called or refinanced, when the reinvestment period ends, the CLO uses cash flows from the underlying loans to pay down the outstanding debt tranches and wind up the CLO’s operations.

Interests in the CLOs are divided into two or more separate debt and equity tranches, each with a different credit rating and risk/return profile based upon its priority of claim on the cash flows produced by the underlying loan pool. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of credit risk. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The riskiest portion is the “Equity” tranche, which bears initial losses from defaults in the underlying loan pool which serves to insulate the other, more senior tranches from default in all but the most severe circumstances. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it. Normally, CLOs are privately offered and sold, and thus are not registered under the securities laws.

Collateralized Mortgage Obligations

A collateralized mortgage obligation (“CMO”) is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

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Corporate Bonds

Corporate bonds are debt obligations issued by corporations, institutions and other business entities. Typically, the debt is issued for the purpose of borrowing money, often to help the corporation develop a new product or service, to expand into a new market, or to buy another company. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due to them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder.

Corporate bonds are subject to interest rate risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends both on market conditions and on the financial health of the corporation issuing the bonds; a company whose credit rating is not strong will have to offer a higher interest rate to obtain buyers for its bonds. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The market value of a corporate bond may also be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Credit Risk Transfer Securities

Credit risk transfer securities (“CRTs”) are unguaranteed and unsecured debt securities that are commonly issued by a government sponsored entity (“GSE”). The Fund may also invest in CRTs that are issued by private entities, such as banks or other financial institutions. CRTs issued by private entities are structured similarly to those issued by a GSE and are generally subject to the same types of risks, including mortgage, credit, prepayment, liquidity, and valuation risks.

Credit Quality

Under normal market conditions, the Fund primarily invests a substantial portion of its assets in ABS rated A- (or equivalent by an NRSRO) or higher at the time of purchase, or if unrated, determined to be of comparable credit quality by the Adviser. The Fund may not invest in securities rated below investment grade (that is, securities rated lower than Baa3/BBB- or equivalent by an NRSRO, or if unrated, determined to be of comparable credit quality by the Adviser) at the time of purchase by the Fund. After purchase, a security may have its rating reduced below the minimum rating required by the Fund for purchase. In such cases, the Fund will consider whether to continue to hold the security.

Unrated securities will be treated as non-investment grade securities unless the portfolio managers determine that such securities are the equivalent of investment grade securities. When three ratings are available from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Service (“S&P”) and Fitch, Inc (“Fitch”), the middle rating will be used. When two are available, the lower rating will be used. If only one is available, that rating will be used. If a security is not rated by Moody’s, S&P and Fitch but the security has a rating by Kroll Bond Rating Agency (“Kroll”) and/or Morningstar DBRS (“DBRS”), the Funds will use the same approach as described above depending on if the security has one or two ratings from Kroll and/or DBRS. For any securities where there is no NRSRO rating available, the Adviser may assign an internal rating.

Derivatives

Derivative Instruments are commonly defined to include instruments or contracts whose values depend on (or “derive” from) the value of one or more other assets, including securities, currencies, commodities, or indices. These “other assets” are commonly referred to as an “underlying reference asset.”

Derivative investments include, but are not limited to, futures contracts; options (including options on swaps); credit default swaps; currency swaps; foreign currency exchange forwards; interest rate swaps; total return swaps; and other equivalent structured instruments. Losses (or gains) involving derivative instruments can be substantial in part because a relatively small price movement in a derivative instrument can result in a substantial loss (or gain) for the Fund.

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Derivative instruments may be used individually or in combination together to “hedge” or mitigate the Fund’s portfolio from adverse price movements in securities, interest rates, and/or currencies. Portfolio management will evaluate the expected risks and rewards of each derivative instrument to ensure it is consistent with the Fund’s investment objective, strategies, and risks.

Exchange-Traded Funds

The Fund may invest in ETFs, including affiliated ETFs. ETFs are typically open-end investment companies that are traded on a national securities exchange. ETFs typically incur fees, such as investment advisory fees and other operating expenses that are separate from those of the Fund, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in the underlying ETFs and may be higher than other ETFs or mutual funds that invest directly in stocks and bonds. Since ETFs are traded on an exchange at market prices that may vary from the NAV of their underlying investments, there may be times when ETFs trade at a premium or discount. In the case of affiliated ETFs, unless waived, the Adviser will earn fees both from the Fund and from the underlying ETF, with respect to assets of the Fund invested in the underlying ETF.

Floating Rate Obligations

The Fund may invest in securities with floating rates of interest which, under certain limited circumstances, may have varying principal amounts. Floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating interest rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. Inverse floating rate securities (“Inverse Floaters”) are debt instruments whose interest bears an inverse relationship to the interest rate on another security. A rise in the reference rate of an inverse floater will cause a drop in the interest rate paid by the inverse floater, while a drop in the reference rate of the inverse floater will cause an increase in the interest rate paid on the inverse floater. Inverse Floaters may exhibit greater price volatility than a fixed rate obligation with similar credit quality.

Illiquid Investments

The Fund will not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Interest Rate Futures Contracts

The Fund may only utilize interest rate futures contracts as a means to “hedge” or offset risks associated with the Fund’s existing portfolio of securities. Interest rate futures contracts, including futures contracts on U.S. Treasuries, Eurodollars and other futures contracts that provide interest rate exposure, are typically exchange-traded, are typically used to obtain interest rate exposure in order to manage duration and hedge interest rate risk. An interest rate futures contract is a bilateral agreement where one party agrees to accept and the other party agrees to make delivery of a specified security, as called for in the agreement at a specified date and at an agreed upon price. Generally, Treasury interest rate futures contracts are closed out or rolled over prior to their expiration date.

Leverage

The Fund does not intend to use leverage for investment purposes. Certain investments involve the use of leverage. Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when the Fund increases its assets available for investment using derivatives and/or other similar transactions. The use of other investment techniques can also create a leveraging effect.

Mortgage-Backed Securities

Mortgage-backed securities represent an ownership interest in a pool of mortgage loans used to finance purchases of real estate. The mortgage loans that comprise a pool normally have similar interest rates (fixed or variable), maturities and other terms. Pools of mortgages financing residential home purchases are referred to as residential mortgage-backed securities (“RMBS”), while pools of mortgages financing commercial buildings, multi-family properties and other real estate are referred to as commercial mortgage-backed securities (“CMBS”). Mortgage-backed securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“agency mortgage-backed securities”), or may be issued or guaranteed by private entities such as commercial banks, savings and loan institutions or mortgage bankers (“privately issued mortgage-backed securities”). The Fund may invest up to 5% of its net assets in CMBS.

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Unlike traditional debt instruments, payments on mortgage-backed securities include both interest and a partial payment of principal. Prepayment of the principal of underlying loans at a faster pace than expected is known as “prepayment risk” and may shorten the effective maturities of these securities. This may result in the Fund having to reinvest proceeds at a lower interest rate. Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. In addition to prepayment risk, investments in privately-issued mortgage-backed securities may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than other mortgage-backed securities. Mortgage-backed securities are also subject to extension risk. Extension risk is the risk that borrowers may pay off their debt obligations more slowly in times of rising interest rates. The risks associated with CMBS reflect the risks of investing in the commercial real estate securing the underlying mortgage loans and are therefore different from the risks of other types of mortgage-backed securities.

Agency Mortgage-Backed Securities. The Fund will invest in fixed or variable rate agency mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government.

Non-Agency Mortgage-Backed Securities. The Fund may invest in non-agency mortgage-backed securities, which are mortgage-backed securities issued or guaranteed by private issuers.

Nondiversification

Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. The Fund is classified as nondiversified. A fund that is classified as nondiversified has the ability to take larger positions in securities than a fund that is classified as diversified. This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that portfolio management has identified as attractive opportunities in pursuing the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a fund.

Pass-Through Securities

Pass-through securities (such as mortgage-and asset-backed securities) are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. In the pass-through structure, principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk. In that case, the Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

Portfolio Turnover

Portfolio turnover rates are generally not a factor in making buy and sell decisions on behalf of the Fund. Changes may be made to the Fund’s portfolio, consistent with the Fund’s investment objective and policies, when portfolio management believes such changes are in the best interests of the Fund and its shareholders. Short-term transactions may result from the purchase of a security in anticipation of relatively short-term gains, liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund (including due to purchases and redemptions of Creation Units), the nature of the Fund’s investments, and the investment style of portfolio management. Due to the nature of the securities in which it invests, the Fund may have relatively high portfolio turnover compared to other funds.

Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on the Fund’s performance. The “Financial Highlights” section of this Prospectus shows the Fund’s historical turnover rates.

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Private Placements and Other Exempt Securities

Private placements are securities that are subject to legal and/or contractual restrictions on their sales. Private placements and other securities exempt from certain registration requirements may not be sold to the public unless certain conditions are met, which may include registration under the applicable securities laws. These securities may not be listed on an exchange and may have no active trading market. Investments in securities exempt from certain registration requirements may include securities issued through private offerings without registration with the SEC pursuant to Regulation S or Rule 144A under the Securities Act. Offerings of Regulation S securities may be conducted outside of the United States. Although Regulation S and Rule 144A securities may be resold in privately negotiated transactions, the amounts received from these sales could be less than those originally paid by the Fund.

Securities Lending

The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When the Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Fund may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles or in time deposits. The Adviser intends to manage a portion of the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

Swap Agreements

Generally, swap agreements are two-party arrangements that transfer the risk of a third party’s default from one party to another party. The party that agrees to insure against a loss resulting from a third-party’s default is compensated for taking on such risk by receiving insurance premium payments from the party desiring to mitigate the potential financial loss resulting of the third-party’s payment default. Additionally, other types of swap agreements offer risk mitigation opportunities involving specific interest rates, currencies, indices, or asset classes. Swap agreements can also be used for yield enhancing strategies should the Fund elect to be the recipient of the risk transfer in return for income.

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Total Return Swaps. Total return swaps involve an exchange of payments by two parties in which one party makes payments based on a specified rate, either fixed or variable, while the other party makes payments based on the return of an underlying reference asset, which includes both the income it generates and any appreciation in value of the underlying reference asset over the life of the total return swap. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities.

Zero Coupon, Step-Coupon and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a discount from their face value. Zero-coupon securities do not pay interest until maturity. Step-coupon securities pay coupon interest that increases or decreases over the life of the bond. Pay-in-kind securities pay interest through the issuance of additional securities. These debt obligations are generally issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity.

Risks of the Fund

The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Fund. The Fund invests mainly in mortgage-related instruments. The following information is intended to help you better understand some of the risks of investing in the Fund, including the principal risks that are summarized in the Fund Summary section. This information also includes descriptions of other risks the Fund may be subject to as a result of additional investment strategies and general policies that may apply to the Fund. The impact of the following risks on the Fund may vary depending on the Fund’s investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security. Before investing in the Fund, you should consider carefully the risks that you assume when investing in the Fund.

Affiliated Underlying Fund Risk. The Adviser may invest in certain affiliated funds as investments for the Fund. The Adviser will generally receive fees for managing such funds, in addition to the fees paid to the Adviser by the Fund. The payment of such fees by affiliated funds creates a conflict of interest when selecting affiliated funds for investment in the Fund. The Adviser, however, is a fiduciary to the Fund and its shareholders and is legally obligated to act in its best interest when

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selecting affiliated funds. In addition, the Adviser has contractually agreed to waive and/or reimburse a portion of the Fund’s management fee in an amount equal to the management fee it earns as an investment adviser to any of the affiliated funds with respect to the Fund’s investment in such fund, less certain operating expenses.

Cash Transaction Risk. The Fund may sell portfolio securities to meet some or all of a redemption request with cash, rather than satisfying the redemption request with a basket of in-kind securities, because of the nature of the Fund’s investments. Cash purchases may cause the Fund to incur portfolio transaction fees or charges or delays in investing the cash that it would otherwise not incur if a purchase was made on an in-kind basis. Because the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds and thereby may recognize a capital gain on such sales, Creation Unit redemption on a cash basis may be less tax-efficient for the Fund compared to an in-kind redemption. In addition, Creation Unit redemptions for cash may cause the Fund to incur portfolio transaction fees or charges it would not otherwise incur with an in-kind redemption, to the extent such fees or charges are not offset by the redemption transaction fee paid by APs. In addition, the Fund’s use of cash transactions may result in wider bid-ask spreads in Fund shares trading in the secondary market as compared to ETFs that transact exclusively on an in-kind basis.

CLO Manager Risk. CLOs are managed by investment advisers independent of the Adviser. CLO managers are responsible for selecting, managing and replacing the underlying bank loans within a CLO. As such, each CLO is subject to poor selections by its CLO manager. Adverse security selection by a CLO manager may cause a CLO to experience difficulty in making its stipulated distribution payments to investors because of the poor performance of the underlying bank loans: (i) entering into bankruptcy proceedings; and/or (ii) are in default as to the repayment of their loan balances. Generally, CLO managers mitigate these risks by maintaining a pool of underlying bank loans in excess of the minimum necessary to finance a CLO’s stipulated distribution payments.

In addition, CLO managers may have limited operating histories, may be subject to conflicts of interests, including managing the assets of other clients or other investment vehicles, or receiving fees that incentivize maximizing the yield, and indirectly the risk, of a CLO. Adverse developments with respect to a CLO manager, such as personnel and resource constraints, regulatory issues or other developments that may impact the ability and/or performance of the CLO manager, may adversely impact the performance of the CLO securities in which the Fund invests.

Collateralized Loan Obligation Risk. The risks of investing in a Collateralized Loan Obligation (“CLO”) can be generally summarized as a combination of economic risks of the underlying loans and the risks associated with the CLO structure governing the priority of payments. The degree of such risk will generally correspond to the specific tranche in which the Fund is invested. Higher-rated CLO tranches (such as AAA-rated tranches) do not constitute a guarantee and in stressed market environments it is possible that these CLO tranches could experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and significant losses experienced by subordinated/equity tranches, market anticipation of defaults, as well as negative market sentiment with respect to CLO securities as an asset class. The Fund’s portfolio management may not be able to accurately predict how specific CLOs or the portfolio of underlying loans for such CLOs will react to changes or stresses in the market, including changes in interest rates. The most common risks associated with investing in CLOs are interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

Collateralized Mortgage Obligation Risk. Collateralized mortgage obligations (“CMOs”) are a type of mortgage-backed security. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by the Adviser, it is possible that the Fund could lose all or substantially all of its investment.

Corporate Bond Risk. The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in interest rates, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. The

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market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer-term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term corporate bonds. Corporate bonds are also subject to the credit risk of the issuer, as the issuer of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument, which may result in a decrease in the net asset value of the Fund.

In the event a corporate bond defaults on its obligations, the value of the collateral, if any, securing the defaulted corporate bond may be insufficient to meet the issuer’s obligations. Furthermore, certain distressed or defaulted corporate bonds may not be collateralized and therefore experience a materially significant decline in value, to include a corporate bond becoming worthless.

Counterparty Risk. Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Fund may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles or in time deposits. In addition, the Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of forwards, swaps, futures, and options). The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Credit Quality Risk. The Fund is subject to the risks associated with the credit quality of the issuers of fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a security. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact the Fund’s returns and yield.

Many fixed-income securities receive credit ratings from NRSROs. These agencies assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions, which can result in a fluctuation in the price of a security and impact the Fund’s return and yield. If a security has not received a rating, the Fund must rely upon the Adviser’s credit assessment, which if incorrect can also impact the Fund’s returns and yield.

Credit Risk Transfer Securities Risk. CRT securities are unguaranteed and unsecured debt securities commonly issued by a government sponsored entity. CRTs are not directly linked to or backed by the underlying mortgage loans so investors such as the Fund have no recourse to the underlying mortgage loans. The risks associated with CRTs are different from the risks associated with investments in mortgage-backed securities issued by government sponsored entities or private issuers because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors who hold CRTs. Additional risks associated with investments in CRTs may include valuation risk, mortgage credit risk, liquidity risk, and prepayment risk.

Derivatives Risks. Derivatives can be volatile and involve similar risks to those as the underlying referenced securities or assets. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund.

There is no guarantee that the portfolio management’s use of derivative investments will benefit the Fund. The Fund’s performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in

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other investments. Derivatives entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales.

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Interest Rate Futures Risk. The Fund’s investments in interest rate futures entail the risk that portfolio management’s prediction of the direction of interest rates is wrong, and the Fund could incur a loss. In addition, due to the possibility of price distortions in the interest rate futures market, a correct forecast of general interest rate trends by portfolio management may not result in the successful use of interest rate futures.

Exchange-Traded Funds Risk. ETFs are traded on a national securities exchange at market prices that may vary from the NAV of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount to its NAV. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in the underlying ETF. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. The ETFs in which the Fund may invest are subject to specific risks, depending on the investment strategy of the ETF. In turn, the Fund will be subject to substantially the same risks as those associated with direct exposure to the securities or commodities held by the ETF. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, and commodity-linked investments risk. To the extent the Fund invests in fixed-income ETFs, it will be indirectly exposed to the same risks described under “Fixed-Income Securities Risk.”

Fixed-Income Securities Risk. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. However, calculations of maturity and duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. Investments in fixed-income securities with very low or negative interest rates may diminish the Fund’s yield and performance.

Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain debt obligations may be paid off quicker than originally anticipated, which may cause the Fund to reinvest its assets in securities with lower yields, resulting in a decline in the Fund’s income or return potential. Fixed-income securities may also be subject to extension risk, valuation risk and liquidity risk. Extension risk is the risk that during periods of rising interest rates, certain debt obligations may be paid off substantially slower than originally anticipated, and as a result, the value of those obligations may fall. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Valuation may also be affected by changes in the issuer’s financial strength, the market’s perception of such strength, or in the credit rating of the issuer of the security. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that portfolio management would like or at the price portfolio management believes the security is currently worth. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give an investment opportunity, any of which could have a negative effect on the Fund’s performance. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. Securities underlying

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mortgage- and asset-backed securities also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. The market for certain fixed-income securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Similarly, the amount of assets deemed illiquid remaining within the Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Fund.

Floating Rate Obligations Risk. The Fund may invest in floating rate obligations with interest rates that reset regularly, maintaining a fixed spread over a stated reference rate. The interest rates on floating rate obligations typically reset quarterly, although rates on some obligations may adjust at other intervals. Unexpected changes in the interest rates on floating rate obligations could result in lower income to the Fund. In addition, the secondary market on which floating rate obligations are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate obligations, that there may be restrictions on their transfer, or that the issuer may default. As a result, the Fund may be unable to sell floating rate obligations at the desired time or may be able to sell only at a price less than fair market value. In addition, if movements in interest rates are incorrectly anticipated, the Fund could lose money, or its NAV could decline by the use of Inverse Floaters.

Inflation Risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As the inflation rate increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions. For example, if an investment provides a “nominal” total return of 5% in a given year and the inflation rate is 6% during that period, the “inflation-adjusted” or “real” return is -1%. The inflation rate may change frequently and drastically due various exogenous factors. There can be no guarantee that the Fund’s portfolio will produce a positive inflation-adjusted return.

Large Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s shares. In addition, a third party investor, the Adviser, an affiliate of the Adviser, an authorized participant, or another entity may invest in the Fund. A large shareholder may hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund achieving a desired amount of assets under management and any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. A redemption by a large shareholder could have a negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by a large shareholder may have a negative effect on the market price of the Fund’s shares.

Leverage Risk. Engaging in transactions using leverage or those having a leveraging effect subjects the Fund to certain risks. These risks may be heightened if the Fund invests all, or a significant portion of its assets in derivatives. Leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. Through the use of leverage, the Fund’s total investment exposure could exceed the value of its portfolio securities and its investment performance could be dependent on securities not directly owned by the Fund. In addition, the Fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Fund to use its other, additional assets to meet its collateral requirements.

Liquidity Risk. Portfolio management may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are relatively less liquid or illiquid. Also, portfolio management may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, portfolio management may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent portfolio management from being able to take advantage of other investment opportunities. Liquidity risk may be increased to the extent that portfolio management invests in Rule 144A and other securities exempt from certain registration requirements that are deemed to be illiquid investments.

Market Risk. The value of the Fund’s portfolio may decrease if the value of one or more issuers in the Fund’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline

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in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s NAV will also decrease, which means if you sell your shares in the Fund, you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, tariffs, trade disputes, financial institution failures, and economic recessions could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant and negative impact on the global economies and financial markets.

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Armed Conflicts Risk. Armed conflicts between countries or in a geographic region, such as the ongoing armed conflicts in Europe and the Middle East, have the potential to adversely impact the Fund. The extent and duration of each conflict, resulting sanctions and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant and negative impacts on the United States and broader global economy and the markets for certain securities and commodities.

Money Market Fund Investment Risk. The Fund may have cash balances that have not been invested in portfolio securities, which may be used to purchase shares of affiliated or non-affiliated money market funds, or cash management pooled investment vehicles that operate as money market funds, as part of a cash sweep program. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective and the Fund may lose money. To the extent the Fund transacts in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation or any other government agency. There can be no assurance that a money market fund will maintain a $1.00 per share NAV at all times. Factors that could adversely affect the value of a money market fund’s shares include, among other things, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption activity in a fund’s shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the money market fund. In addition, the failure of even an unrelated money market fund to maintain a stable NAV could create a widespread risk of increased redemption pressures on all money market funds, potentially jeopardizing the stability of their NAVs. Certain money market funds have in the past failed to maintain stable NAVs, and there can be no assurance that such failures and resulting redemption pressures will not impact money market funds in the future.

Rules adopted by the SEC require, among other things, certain money market funds to cause transactions in shares of these funds to be effected using a fund’s NAV per share calculated out to the fourth decimal point (e.g., $1.0000 instead of $1.00). “Government Money Market Funds” and “Retail Money Market Funds” as defined in Rule 2a-7 under the 1940 Act, as amended, are not subject to the floating NAV requirements, as described above. In addition, certain money market funds may impose a discretionary fee (up to 2%) upon sale of shares because of market conditions or other factors if a fund’s board or a delegate believes such fee is in the best interest of the fund. There can be no assurance that the Fund’s investments in money market funds are not adversely affected by reforms to money market regulation that may be adopted by the SEC or other regulatory authorities.

In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market fund in which it invests.

Mortgage- and Asset-Backed Securities Risk. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, both CMBS and RMBS, making them more sensitive to changes in interest rates (“extension risk”). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing the Fund to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the Fund’s returns because the Fund will have to reinvest that money at lower prevailing interest rates. Investments in certain mortgage-backed securities may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

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CMBS are subject to certain other risks. The market for CMBS developed more recently than that for RMBS and is relatively small in terms of outstanding principal amount of issues compared to the RMBS market. CMBS are also subject to risks associated with a lack of standardized terms, shorter maturities than residential mortgage loans, and payment of all or substantially all of the principal at maturity, rather than regular amortization of principal. Moreover, the type and use of a particular commercial property may add to the risk of CMBS investments. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-backed securities secured by loans on commercial properties than on those secured by residential properties.

Similarly, the value of the Fund’s investments in asset-backed securities may be adversely affected by changes in interest rates, factors concerning the interests in and structure of the issuer or originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds, or other credit or liquidity enhancements, and/or the market’s assessment of the quality of the underlying assets. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. The Fund could incur a loss if the underlying loans are not paid. In addition, most asset-backed securities are subject to prepayment risk in a declining interest rate environment. The impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising interest rates tend to extend the duration of asset-backed securities, making them more volatile and sensitive to changing interest rates.

New/Smaller Sized Fund Risk. Because the Fund is relatively new, it has a limited operating history and a small asset base. The Fund’s performance may not represent how the Fund is expected to or may perform in the long term if and when it becomes larger. If a new or smaller fund were to fail to attract sufficient assets to achieve or maintain economies of scale, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the Fund and tax consequences for investors.

Newly Issued Securities Risk. The credit obligations in which the Fund invests may include newly issued securities, or “new issues,” such as initial debt offerings. New issues may have a magnified impact on the performance of the Fund during periods in which it has a small asset base. The impact of new issues on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. New issues may not be consistently available to the Fund for investing, particularly as the Fund’s asset base grows. Certain new issues, such as initial debt offerings, may be volatile in price due to the absence of a prior trading market, limited quantities available for trading and limited information about the issuer. The Fund may hold new issues for a short period of time. This may increase the Fund’s portfolio turnover and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, new issues can experience an immediate drop in value after issuance if the demand for the securities does not continue to support the offering price.

Nondiversification Risk. The Fund is classified as nondiversified under the 1940 Act, and therefore may hold a greater percentage of their assets in a smaller number of securities. As a result, an increase or decrease in the value of a single security held by the Fund may have a greater impact on the Fund’s NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may satisfy the requirements for a diversified fund from time to time, the Fund’s nondiversified classification gives the Fund’s portfolio management more flexibility to hold larger positions in securities than a fund that is classified as diversified.

Operational Risk. An investment in the Fund can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in key personnel, technology and/or service providers, and errors caused by third party service providers. Among other things, these errors or failures, as well as other technological issues, may adversely affect the Fund’s ability to calculate its NAV, process fund orders, execute portfolio trades, or perform other essential tasks in a timely manner, including over a potentially extended period of time. These errors or failures may also result in a loss or compromise of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. Implementation of business continuity plans by the Fund, the Adviser or third-party service providers in response to disruptive events such as cyber attacks on critical infrastructure, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest may increase these operational risks to the Fund. While the Fund seeks to minimize such events through internal controls and oversight of third-party service providers, there is no guarantee that the Fund will not suffer losses if such events occur.

Pass-Through Securities Risk. Mortgage pass-through securities are sensitive to interest rate changes, and small movements in interest rates, both increases and decreases, may quickly and significantly affect the value of certain mortgage pass-through securities. Mortgage pass-through securities involve interest rate risk, credit risk, prepayment risk and extension risk.

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Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Fund may fail to produce the intended results. Although the Fund seeks to provide long-term positive returns, market conditions or implementation of the Fund’s investment process may result in losses, and the Fund may not meet its investment objective. As such, there can be no assurance of positive “absolute” return. The Fund may underperform benchmark indices or other funds with similar investment objectives.

Private Placements and Other Exempt Securities Risk. Investments in private placements and other securities exempt from certain registration requirements could decrease the Fund’s liquidity profile or prevent the Fund from disposing of them promptly at advantageous prices. Private placements and other securities exempt from certain registration requirements may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available. Transaction costs may be higher for these securities, and the Fund may get only limited information about the issuer of a private placement or other securities exempt from certain registration requirements.

Secondary Market Trading Risk. The net asset value of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. However, the Fund’s shares may trade on a national securities exchange at prices above or below their most recent net asset value. The “market price” for a share of the Fund fluctuates continuously throughout the national securities exchange’s trading day and is based on supply and demand for the Fund’s shares. The market price of the Fund’s shares may not track the Fund’s net asset value, which is only calculated at the end of each business day.

A potential investor in the Fund will likely also incur the cost of the “spread” (the difference between the bid price and the ask price for a share of the Fund). The spread varies over time for a share of the Fund. This cost is generally smaller for a fund with significant daily trading volumes and larger for funds with smaller daily trading volumes.

Additionally, during a “flash crash,” the market price of the Fund’s shares may decline suddenly and significantly, resulting in the Fund’s shares trading at a substantial discount to its net asset value. Such a decline may not reflect the performance of the Fund’s securities holdings. Flash crashes may also cause APs and other market makers to limit or cease trading in Fund shares, which may result in a further increase in the variance between market prices of the Fund’s shares and their net asset value. Shareholders could suffer significant losses to the extent that they sell Fund shares during a flash crash.

Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market which may subject the Fund to additional costs. There is a risk that the value of the collateral could be insufficient to cover the cost of the replacement security, resulting in a loss to the Fund. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated cash management vehicle or time deposits. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral. It is possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the Fund may lose money.

Settlement Risk. Markets in different countries have different clearance and settlement procedures. Delays in settlement may increase credit risk to the Fund, limit the ability of the Fund to reinvest the proceeds of a sale of securities, and potentially subject the Fund to penalties for its failure to deliver to subsequent purchasers of securities whose delivery to the Fund was delayed. Delays in the settlement of securities purchased by the Fund may limit the ability of the Fund to sell those securities at times and prices it considers desirable, and may subject the Fund to losses and costs due to its own inability to settle with subsequent purchasers of the securities from it. The Fund may be required to borrow monies it had otherwise expected to receive in connection with the settlement of securities.

Swap Agreements Risk. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Because swaps may have a leverage component, adverse changes in the underlying reference asset can result in gains or losses that are substantially greater than the amount invested in the swap agreement itself. Liquidity risk and interest rate risk can each contribute to significant and unanticipated losses to the Fund. Swap agreements are also generally subject to the same risks involved with the Fund’s use of derivatives.

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Total Return Swaps Risk. Total return swap agreements may effectively add leverage to a fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The primary risks associated with total returns swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).

Zero-Coupon, Step-Coupon and Pay-in-Kind Securities Risk. These securities are especially sensitive to changes in interest rates, and their prices are generally more volatile than traditional debt securities that make scheduled interest payments. The Fund generally will be required to distribute dividends to shareholders representing the income from these securities as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders. Also, if an issuer of zero-coupon, step coupon or pay-in-kind securities defaults, the Fund may lose its entire investment.

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Management of the Fund

Investment adviser

Janus Henderson Investors US LLC (the “Adviser”), 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. The Adviser is responsible for the day-to-day management of the Fund’s investment portfolio and furnishes continuous advice and recommendations concerning the Fund’s investments. The Adviser also provides certain administration and other services and is responsible for other business affairs of the Fund.

The Adviser (together with its predecessors and affiliates) has served as investment adviser to Janus Henderson mutual funds since 1970 and currently serves as investment adviser to all of the Janus Henderson funds, the Janus Henderson exchange-traded funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.

On December 22, 2025, Janus Henderson Group plc (“Janus Henderson”), the parent company of the Adviser to the Fund, Trian Fund Management, L.P. and its affiliated funds (“Trian”), and General Catalyst Group Management, LLC and its affiliated funds (“General Catalyst”) announced that they have entered into a definitive agreement under which Janus Henderson will be acquired by Trian and General Catalyst (the “Transaction”). The Transaction is expected to close in 2026, subject to customary closing conditions, including requisite regulatory approvals, client consents, and approval by Janus Henderson’s shareholders.

The closing of the Transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Fund and the Adviser. As a result, the closing of the Transaction will cause the advisory agreement to terminate automatically in accordance with its terms. On February 11, 2026, the Trustees approved a new advisory agreement with the Adviser. The new agreement will be presented to the Fund’s shareholders for approval, and, if so approved by shareholders, will take effect upon the closing of the Transaction or such later time as shareholder approval is obtained.

The Trust and the Adviser have received an exemptive order from the SEC that permits the Adviser, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or the Adviser (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of the Adviser or of another company that, indirectly or directly, wholly owns the Adviser (collectively, “wholly-owned subadvisers”).

Pursuant to the order, the Adviser, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate the Fund’s assets among the Adviser and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that the Fund’s assets are allocated to one or more subadvisers, the Adviser, subject to oversight by the Trustees, would have the responsibility to oversee such subadviser(s) to the Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that the Adviser hires a subadviser pursuant to the manager-of-managers structure, the affected Janus Henderson fund would provide shareholders with information about the subadviser and subadvisory agreement within 90 days.

The Trustees and the initial shareholder of the Fund have approved the use of a manager-of-managers structure for the Fund.

Management expenses

The Fund uses a unitary fee structure, under which the Fund pays the Adviser a “Management Fee” in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. The Adviser’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the Management Fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest and dividends (including those relating to short positions (if any)), taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses.

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The Fund’s Management Fee is calculated daily and paid monthly. The Fund’s advisory agreement details the Management Fee and other expenses that the Fund must pay.

The following table reflects the Fund’s contractual Management Fee rate (expressed as an annual rate), as well as the actual compensation rate paid to the Adviser after any applicable fee waivers and/or expense reimbursements for the most recent fiscal year. The rates shown are fixed rates based on the Fund’s daily net assets.

Fund Name	Daily Net Assets of the Fund	Contractual Management Fee (%) (annual rate)	Actual Compensation Rate Paid to Adviser (%) (for the fiscal year ended October 31, 2025)(1)
Janus Henderson Asset-Backed Securities ETF	$0-$2 billion	0.33	0.32
	Next $3 billion	0.30
	Over $5 billion	0.27

(1)	For the period of commencement of operations on July 22, 2025 through October 31, 2025.

A discussion regarding the basis for the Trustees’ approval of the Fund’s investment advisory agreement is included in the Fund’s financial statements located in Form N-CSR for the period ending October 31, 2025. This information is available, free of charge, at janushenderson.com/info, under “Financial Statements and Other Information,” or by contacting a Janus Henderson representative at 1-800-668-0434. You may also request this information, free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary.

Expense Limitation

The Adviser has contractually agreed to waive and/or reimburse a portion of the Fund’s management fee in an amount equal to the management fee it earns as an investment adviser to any affiliated ETFs in which the Fund invests. Pursuant to this agreement, the waiver amount is equal to the amount of Fund assets invested in the affiliated ETF, multiplied by an amount equal to the current daily unitary management fee of the affiliated ETF less certain asset-based operating fees and expenses incurred on a per-fund basis and paid by the Adviser with respect to the affiliated ETF (including, but not limited to custody, sub-administration and transfer agency fees, and fees paid to the distributor). The fee waiver agreement will remain in effect at least until February 28, 2028. The Adviser will not recover amounts previously waived or reimbursed that are related to investments in affiliated ETFs. The fee waiver agreement may be modified or terminated prior to this date only at the discretion of the Trustees.

Portfolio management

Janus Henderson Asset-Backed Securities ETF

Co-Portfolio Managers Nick Childs and John Kerschner jointly are responsible for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

Nick Childs, CFA, is Head of Structured and Quantitative Fixed Income of Janus Henderson Investors. He is Co-Portfolio Manager of Janus Henderson Asset-Backed Securities ETF, which he has co-managed since its inception in July 2025. Mr. Childs is also Portfolio Manager of other Janus Henderson accounts. He joined the Adviser in 2017 as an analyst. Mr. Childs holds a Bachelor of Science degree from the University of Denver. He holds the Chartered Financial Analyst designation.

John Kerschner, CFA, is Global Head of Securitized Products of Janus Henderson Investors. He is Co-Portfolio Manager of Janus Henderson Asset-Backed Securities ETF, which he has co-managed since its inception in July 2025. Mr. Kerschner is also Portfolio Manager of other Janus Henderson accounts. He joined the Adviser in December 2010. He holds a Bachelor of Arts degree (cum laude) in Biology from Yale University and a Master of Business Administration degree from the Fuqua School of Business at Duke University, where he was designated a Fuqua Scholar. Mr. Kerschner holds the Chartered Financial Analyst designation.

Information about portfolio management’s compensation structure and other accounts managed, as well as the aggregate range of their individual ownership in the Fund, is included in the SAI.

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Conflicts of Interest

The Adviser manages other funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades.

In addition, from time to time, the Adviser or its affiliates may, subject to compliance with applicable law, purchase and hold shares of the Fund for their own accounts, or may purchase shares of the Fund for the benefit of their clients, including other Janus Henderson funds. Increasing the Fund’s assets may enhance the Fund’s profile with financial intermediaries and platforms, investment flexibility and trading volume. The Adviser and its affiliates reserve the right, subject to compliance with applicable law, to dispose of at any time some or all of the shares of the Fund acquired for their own accounts or for the benefit of their clients. A large sale of Fund shares by the Adviser or its affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility or trading volume. The Adviser considers the effect of redemptions on the Fund and other shareholders in deciding whether to dispose of its shares of the Fund.

The Adviser believes it has appropriately designed and implemented policies and procedures to mitigate these and other potential conflicts of interest. A further discussion of potential conflicts of interest and policies and procedures intended to mitigate them is contained in the Fund’s SAI.

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Other Information

DISTRIBUTION OF THE FUND

Creation Units for the Fund are distributed by ALPS Distributors, Inc. (the “Distributor”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.

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Dividends, Distributions and Taxes

DISTRIBUTIONS

To avoid taxation of the Fund, the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually.

Distribution Schedule

Dividends from net investment income are generally declared and distributed to shareholders monthly. Distributions of net capital gains are declared and distributed at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code. The date you receive your distribution may vary depending on how your intermediary processes trades. Dividend payments are made through Depository Trust Company (“DTC”) participants and indirect participants to beneficial owners then of record with proceeds received from the Fund. Please consult your financial intermediary for details.

How Distributions Affect the Fund’s NAV

Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed income and net capital gains are included in the Fund’s daily NAV. The Fund’s NAV drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund’s NAV was $10.00 on December 30, the Fund’s NAV on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable fund do not increase the value of your investment and may create income tax obligations.

No dividend reinvestment service is provided by the Trust. Financial intermediaries may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of Fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net capital gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES

As with any investment, you should consider the tax consequences of investing in the Fund. The following is a general discussion of certain federal income tax consequences of investing in the Fund. The discussion does not apply to qualified tax-advantaged accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser regarding the effect that an investment in the Fund may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.

Taxes on Distributions

Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. Distributions from net investment income (which includes dividends, interest, and realized net short- term capital gains), other than qualified dividend income, are taxable to shareholders as ordinary income. Distributions of qualified dividend income are taxed to individuals and other noncorporate shareholders at long-term capital gain rates, provided certain holding period and other requirements are satisfied. Because the income of the Fund is primarily derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid by the Fund is anticipated to be qualified dividend income.

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held Fund shares. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to an additional 3.8% Medicare contribution tax on net investment income. Net investment income includes dividends paid by the Fund and capital gains from any sale or exchange of Fund shares. The Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund

27 | Janus Detroit Street Trust

shares outstanding at the record date. Distributions declared to shareholders of record in October, November, or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared. Generally, account tax information will be made available to shareholders on or before February 15 of each year. Information regarding distributions may also be reported to the Internal Revenue Service (“IRS”).

Taxes on Sales

Any time you sell the shares of the Fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long- term capital gain or loss if you held your shares for more than one year and if not held for such period, as a short-term capital gain or loss. Any tax liabilities generated by your transactions are your responsibility.

U.S. federal income tax withholding may be required on all distributions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the IRS that they are subject to backup withholding. The current backup withholding rate is applied.

For shares purchased and sold from a taxable account, your financial intermediary will report cost basis information to you and to the IRS. Your financial intermediary will permit shareholders to elect their preferred cost basis method. In the absence of an election, your cost basis method will be your financial intermediary’s default method, which is often the average cost method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the cost basis reporting laws apply to you and your investments.

Taxation of the Fund

Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes.

Certain fund transactions may involve futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, and timing of distributions to shareholders, and utilization of capital loss carryforwards. The Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of substantially all its net investment income and net capital gains. It is important for the Fund to meet these requirements so that any earnings on your investment will not be subject to federal income tax twice. If the Fund invests in a partnership, however, it may be subject to state tax liabilities.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

For additional information, see the “Income Dividends, Capital Gains Distributions, and Tax Status” section of the SAI.

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Shareholder’s Guide

The Fund issues or redeems its shares at NAV per share only in Creation Units. Shares of the Fund are listed for trading on a national securities exchange and trade on the secondary market during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. There is no minimum investment. When buying or selling Fund shares through a broker, you may incur brokerage commissions and charges, and you may pay some or all of the spread between the bid and offered price in the secondary market on each purchase and sale transaction. Fund shares are traded on the Exchange under the trading symbol JABS. Share prices are reported in dollars and cents per share.

APs may acquire Fund shares directly from the Fund, and APs may tender their Fund shares for redemption directly to the Fund, at NAV per share, only in Creation Units and in accordance with the procedures described in the Fund’s SAI.

Pricing of fund shares

The per share NAV of the Fund is computed by dividing the total value of the Fund’s portfolio, less any liabilities, by the total number of outstanding shares of the Fund. The Fund’s NAV is calculated as of the close of the trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“Business Day”). However, the NAV may still be calculated if trading on the NYSE is restricted, provided there is sufficient pricing information available for the Fund to value its securities, or as permitted by the SEC. Foreign securities held by the Fund, as applicable, may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of the Fund’s holdings may change on days that are not Business Days in the United States and on which you will not be able to purchase or sell the Fund’s shares.

Securities held by the Fund are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (“Valuation Procedures”). To the extent available, equity securities (including shares of ETFs) are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. Most fixed-income securities are typically valued using an evaluated bid price supplied by an Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith by the Adviser pursuant to the Valuation Procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair valuation may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, if applicable, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The methodologies employed when fair valuing securities may change from time to time. Because fair value pricing involves subjective judgments, it is possible that the fair value determination for a security may be different than the value that could be realized when selling that security.

The value of the securities of mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.

All purchases, sales, or other account activity must be processed through your financial intermediary or plan sponsor.

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Distribution and servicing fees

Distribution and Shareholder Servicing Plan

The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay the Distributor, or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the shares of the Fund (“12b-1 fee”). However, payment of a 12b-1 fee has not been authorized at this time.

Under the terms of the Plan, the Trust is authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.

The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized and payments are made, over time they will increase the cost of an investment in the Fund. The 12b-1 fee may cost an investor more than other types of sales charges.

Payments to financial intermediaries by the Adviser or its affiliates

From their own assets, the Adviser or its affiliates pay selected brokerage firms or other financial intermediaries for making Janus Henderson funds available to their clients for distribution, marketing, promotional, data, or related services and/or for providing transaction processing and other shareholder or administrative services. The Adviser or its affiliates also make payments to one or more intermediaries for information about transactions and holdings in the funds, such as the amount of fund shares purchased, sold or held through the intermediary and or its salespersons, the intermediary platform(s) on which shares are transacted and other information related to the funds. Payments made by the Adviser and its affiliates may eliminate or reduce trading commissions that the intermediary would otherwise charge its customers or its salespersons in connection with the purchase or sale of certain funds. Payment by the Adviser or its affiliates to eliminate or reduce a trading commission creates an incentive for salespersons of the intermediary to sell the Janus Henderson funds over other funds for which a commission would be charged. The amount of these payments is determined from time to time by the Adviser, may be substantial, and may differ for different intermediaries. The Adviser may determine to make payments based on any number of factors or metrics. For example, the Adviser may make payments at year-end and/or other intervals in a fixed amount, an amount based upon an intermediary’s services at defined levels, an amount based upon the total assets represented by funds subject to arrangements with the intermediary, an amount based on the intermediary’s net sales of one or more funds in a year or other period, or a fee based on the management fee received by the Adviser, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. The Adviser currently maintains asset-based agreements with certain intermediaries on behalf of the Trust. The amount of compensation paid by the Adviser varies from intermediary to intermediary. More information regarding these payments is contained in the Fund’s SAI.

With respect to non-exchange-traded Janus Henderson funds not offered in this Prospectus, the Adviser or its affiliates pay fees, from their own assets, to selected brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries that sell the Janus Henderson funds for distribution, marketing, promotional, or related services, and/or for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation (“NSCC”) or other means), and the Committee on Uniform Security Identification Procedures (“CUSIP”) and fund setup fees in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for certain of these types of services or other services. Shareholders investing through an intermediary should consider whether such arrangements exist when evaluating any recommendations from an intermediary.

In addition, the Adviser or its affiliates may also share certain marketing expenses with selected intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, and support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Janus Henderson funds. The Adviser or its affiliates make payments to participate in selected intermediary marketing support programs which may provide the

30 | Janus Detroit Street Trust

Adviser or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, data, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.

The receipt of (or prospect of receiving) payments, reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other funds (or non-mutual fund investments), with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.

From time to time, certain financial intermediaries approach the Adviser to request that the Adviser make contributions to certain charitable organizations. In these cases, the Adviser’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other funds (or non-mutual fund investments).

The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Fund. Please contact your financial intermediary or plan sponsor for details on such arrangements.

Purchasing and selling shares

Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. However, there can be no guarantee that an active trading market will develop or be maintained, or that the Fund shares listing will continue or remain unchanged. The Fund does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling the Fund’s shares involves certain costs that apply to all securities transactions. When buying or selling shares of the Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission may be a significant cost for investors seeking to buy or sell small amounts of shares.

Shares of the Fund may be acquired through the Distributor or redeemed directly with the Fund only in Creation Units or multiples thereof, as discussed in the “Creation and Redemption of Creation Units” section of the Fund’s SAI. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Exchange is open for trading Monday through Friday and is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

A Business Day with respect to the Fund is each day the Exchange is open. Orders from APs to create or redeem Creation Units will only be accepted on a Business Day. On days when the Exchange or the bond market closes earlier than normal (or on days when the bond market is closed but the Exchange is open), the Fund may require orders to create or redeem Creation Units to be placed earlier in the day. In addition, to minimize brokerage and other related trading costs associated with securities that cannot be readily transferred in-kind, the Fund may establish early trade cut-off times for APs to submit orders for Creation Units, in accordance with the 1940 Act. See the Fund’s SAI for more information.

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked

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to provide additional documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if it is unable to verify your identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about your financial intermediary’s Anti-Money Laundering Program.

In an effort to ensure compliance with this law, the Adviser’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Continuous Offering

The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirements and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an unsold allotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Book Entry

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The DTC or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other exchange- traded securities that you hold in book-entry or “street name” form.

Premiums and Discounts

There may be differences between the daily market prices on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. See “Pricing of Fund Shares” above. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the national securities exchange on which shares of the Fund are primarily listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above, or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand for shares of the Fund.

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Premiums or discounts are the differences (expressed as a percentage) between the NAV and the Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV. A discount or premium could be significant. Information regarding the Fund’s premium/discount to NAV for the most recently completed calendar year and the most recently completed calendar quarters since that calendar year end (or the life of the Fund, if shorter) is available at janushenderson.com/performance by selecting the Fund for additional details.

Investments by Other Investment Companies

The Trust and Janus Investment Fund are part of the same “group of investment companies” for purposes of Section 12(d)(1)(G) of the 1940 Act.

Under the 1940 Act, purchases or acquisitions by the Fund of shares issued by registered investment companies (including other ETFs) and business development companies (“BDCs”) and the purchase or acquisition of Fund shares by registered investment companies, BDCs, and investment vehicles relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act, except where an exemption is available, including as provided in Sections 12(d)(1)(F) and (G) and Rule 12d1-4 thereunder. Rule 12d1-4 permits registered investment companies and BDCs to invest in Fund shares beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions, including that the registered investment company or BDC first enter into a written agreement with the Trust regarding the terms of the investment, among other conditions.

Excessive trading

Unlike traditional mutual funds, the frequent trading of Fund shares generally does not disrupt portfolio management, increase the Fund’s trading costs, lead to realization of capital gains by the Fund, or otherwise harm Fund shareholders. The vast majority of trading in Fund shares occurs on the secondary market. Because these trades do not involve the Fund, they do not harm the Fund or its shareholders. APs are authorized to purchase and redeem Fund shares directly with the Fund in Creation Units. Creation Unit transactions that are effected using securities (i.e., in-kind) do not cause any of the harmful effects to the issuing fund (as previously noted). However, Creation Unit transactions effected using cash can potentially subject the Fund and its shareholders to those harmful effects. As a result, the Fund requires APs to pay transaction fees to cover brokerage and certain related costs when purchasing or redeeming Creation Units. Those fees are designed to protect the Fund and its shareholders from the dilutive costs associated with frequent creation and redemption activity. For these reasons, the Trustees of the Fund have determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market timing of Fund shares. However, the Fund’s policies and procedures regarding frequent purchases and redemptions may be modified by the Trustees at any time.

Fund website & availability of portfolio holdings information

Each Business Day, the Fund’s portfolio holdings information is provided by its custodian or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. In addition, on each Business Day before commencement of trading in shares on the Exchange, the Fund will disclose on janushenderson.com/info the identities and quantities of each portfolio position held by the Fund that will form the basis for the Fund’s next calculation of the NAV. A complete schedule of the Fund’s portfolio holdings is also available semiannually and annually in Form N-CSR and, after the first and third fiscal quarters, in Form N-PORT. Information reported in Form N-CSR and in Form N-PORT will be made publicly available within 70 and 60 days, respectively, after the end of each fiscal quarter. The Fund’s Form N-CSR and Form N-PORT filings are available on the SEC’s website at http://www.sec.gov.

For additional information on these disclosures and the availability of portfolio holdings information, please refer to the Fund’s SAI.

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Shareholder communications

Statements and Reports

Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.

In addition, your financial intermediary or plan sponsor is also responsible for providing annual and semiannual reports. Please contact your financial intermediary or plan sponsor to obtain these reports.

You may also obtain copies of the Fund’s annual and semiannual reports, SAI and other information, such as the Fund’s financial statements (when available), free upon request by calling Janus Henderson at 1-800-668-0434 or you can access and download these documents at the Fund’s website: janushenderson.com/info.

The Fund’s fiscal year ends October 31st.

Lost (Unclaimed/Abandoned) Accounts

It is important to maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned as undeliverable. Based upon statutory requirements for returned mail, your financial intermediary or plan sponsor is required to attempt to locate the shareholder or rightful owner of the account. If the financial intermediary or plan sponsor is unable to locate the shareholder, then the financial intermediary or plan sponsor is legally obligated to deem the property “unclaimed” or “abandoned,” and subsequently escheat (or transfer) unclaimed property (including shares of a fund) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Further, your account may be deemed “unclaimed” or “abandoned,” and subsequently transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution check(s) sent to you during the time the check(s) remained uncashed.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for each fiscal period shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Fund share. The information for the fiscal periods shown has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR and incorporated by reference into the SAI.

The total returns in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

For a share outstanding during period ended October 31	2025(1)
Net Asset Value, Beginning of Period	$50.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.66
Net realized and unrealized gain/(loss)	(0.03)
Total from Investment Operations	0.63
Less Dividends and Distributions:
Dividends (from net investment income)	(0.44)
Total Dividends and Distributions	(0.44)

Net Asset Value, End of Period	$50.19

Total Return*	1.26%
Net assets, End of Period (in thousands)	$131,746
Ratios to Average Net Assets**
Ratio of Gross Expenses	0.33%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.32%
Ratio of Net Investment Income/(Loss)	4.74%
Portfolio Turnover Rate(3)	24%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from July 22, 2025 (commencement of operations) through October 31, 2025.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

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You can make inquiries and request other information, including a Statement of Additional Information, annual report, semiannual report, or Fund financial statements (as they become available), free of charge, by contacting your broker-dealer, plan sponsor, or financial intermediary, or by contacting a representative at 1-800-668-0434. The Fund’s Statement of Additional Information, most recent annual and semiannual reports, and Fund financial statements (as they become available) are also available, free of charge, at janushenderson.com/info. Additional information about the Fund’s investments is available in the Fund’s annual and semiannual report and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal period. In Form N-CSR, you will find the Fund’s annual and semiannual financial statements. Other information is also available from financial intermediaries that sell shares of the Fund.

The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. Reports and other information about the Fund are available on the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

janushenderson.com/info

151 Detroit Street
Denver, CO 80206-4805
1-800-668-0434

The Trust’s Investment Company Act File No. is 811-23112.